SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 7, 2014

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of PREFERREDPLUS TRUST SERIES QWS-2)

(Exact name of registrant as specified in its charter)

Delaware	001-16833	13-3891329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

One Bryant Park, 4th FL New York, New York (Address of principal executive offices)		10036 (Zip Code)

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Registrant’s telephone number, including area code: (646) 855-6745

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

On February 7, 2014 The Bank of New York Mellon, as Trustee for the PreferredPLUS Trust Series QWS-2 Trust (the “Trust”), issued a press release regarding the receipt of a notice from the Depositor that the Depositor recently determined that the guarantor of the Underlying Securities, Qwest Communications International Inc., is no longer a reporting company under the Exchange Act. A Form 15 “Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Section 13 and 15(d) of the Securities Exchange Act of 1934” was filed for Qwest Communications International Inc., the underlying securities guarantor, on January 21, 2014. This requires termination of the trust. A copy of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 7, 2014

MERRILL LYNCH DEPOSITOR, INC.

By: /s/ John Marciano

Name: John Marciano

Title: Vice President

EXHIBIT INDEX

Exhibit 99.1 Press Release, dated February 7, 2014